                                  PROMISSORY NOTE

PRINCIPAL      LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL     ACCOUNT     OFFICER      INITIALS
$450,000.00    01-19-98       01-20-2004     5000009005     402       305            E121729     TLH12

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: R-B RUBBER PRODUCTS, INC.          LENDER: KEYBANK NATIONAL ASSOCIATION
          904 E. 10TH AVENUE                 WILLAMETTE VALLEY COMMERCIAL BANKING CENTER,
          MCMINNVILLE, OR 97128              SALEM
                                             416 STATE STREET
                                             P.O. BOX 2246            OR-20-96-0158
                                             SALEM, OR 97308

                           *20000012172950000090050D20*

PRINCIPAL AMOUNT: $450,000.00      INITIAL RATE: 7.750      DATE OF NOTE: JANUARY 19, 1999


PROMISE TO PAY. R-B RUBBER PRODUCTS, INC. ("BORROWER") PROMISES TO PAY TO KEYBANK NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FOUR HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($450,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM JANUARY 19, 1999, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN 60 PAYMENTS OF $9,095.60 EACH PAYMENT. BORROWER'S FIRST PAYMENT IS DUE FEBRUARY 20, 1999, AND ALL SUBSEQUENT PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. BORROWER'S FINAL PAYMENT WILL BE DUE ON JANUARY 20, 2004, AND WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. PAYMENTS INCLUDE PRINCIPAL AND INTEREST. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, times the outstanding principal balance, times the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Prime Rate announced by Lender (the "Index"). The interest rate will change automatically and correspondingly on the date of each announced change of the Index by Lender. The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, the Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day that the Index changes. THE INDEX CURRENTLY IS 7.750% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 7.750% PER ANNUM. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 16 DAYS OR MORE LATE, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF OREGON. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MULTNOMAH COUNTY, THE STATE OF OREGON. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER

01-19-1999                    PROMISSORY NOTE                         PAGE 2
LOAN NO 5000009005               (CONTINUED)

LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
R-B RUBBER PRODUCTS, INC.

BY: /s/ Signature Illegible
RONALD L. BOGH, PRESIDENT

                               BUSINESS LOAN AGREEMENT


PRINCIPAL      LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL     ACCOUNT     OFFICER      INITIALS
$450,000.00    01-19-1999     01-20-2004     5000009005     402       305            E121729     TLH12

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: R-B RUBBER PRODUCTS, INC.          LENDER: KEYBANK NATIONAL ASSOCIATION
          904 E. 10TH AVENUE                 WILLAMETTE VALLEY COMMERCIAL BANKING CENTER,
          MCMINNVILLE, OR 97128              SALEM
                                             416 STATE STREET
                                             P.O. BOX 2246            OR-20-96-0158
                                             SALEM, OR 97308

                           *20000012172950000090050C40*


THIS BUSINESS LOAN AGREEMENT BETWEEN R-B RUBBER PRODUCTS, INC. ("BORROWER") AND KEYBANK NATIONAL ASSOCIATION ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of JANUARY 19, 1999, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

          AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

          BORROWER. The word "Borrower" means R-B RUBBER PRODUCTS, INC.. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

          CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

          ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          EVENT OF DEFAULT. The words "Event of Default" means and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

          GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security

          Interest.

          GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

          INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

          LENDER. The word "Lender" means KEYBANK NATIONAL ASSOCIATION, its successors and assigns.

          LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

          NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

          PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owned by Borrower to Lender;
          (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

          RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan

01-19-1999                    BUSINESS LOAN AGREEMENT                 PAGE 2
LOAN NO 5000009005                   (CONTINUED)

          agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

          SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

          SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

          SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

          LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel.

          BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

          PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

          REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

          NO EVENT OF DEFAULT. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

          ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Oregon and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

          AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

          FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

          LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five
          (5) years.

          HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing or intended to protect human health or the environment ("Environmental Laws"). Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation Environmental Laws. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expens and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties, or as a result of a violation of any Environmental Laws. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

01-19-1999                    BUSINESS LOAN AGREEMENT                 PAGE 3
LOAN NO 5000009005                   (CONTINUED)

          LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

          TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

          LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

          BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

          COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

          EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

          LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 904 E. 10TH AVENUE, MCMINNVILLE, OR 97128. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

          YEAR 2000. Borrower warrants and represents that all software utilized in the conduct of Borrower's business will have appropriate capabilities and compatibility for operation to handle calendar dates falling on or after January 1, 2000, and all information pertaining to such calendar dates, in the same manner and with the same functionality as the software does respecting calendar dates falling on or before December 31, 1999. Further, Borrower warrants and represents that the data-related user interface functions, data-fields, and data-related program instructions and functions of the software include the indication of the century.

          INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

          SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

          LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

          FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

          FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than thirty (30) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

          ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

          INSURANCE. Maintain fire and other risk Insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

          INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following:
          (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

          OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

          LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

          TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties,

01-19-1999                    BUSINESS LOAN AGREEMENT                 PAGE 4
LOAN NO 5000009005                   (CONTINUED)

          income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

          PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

          OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

          INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

          COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of t he date of the certificate, no Event of Default exists under this Agreement.

          ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

          ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

          INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

          CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

          LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

ADDITIONAL DEFINITIONS.

ADJUSTED TANGIBLE CAPITAL means Tangible Capital less investments in, advances to, promissory notes and any receivables from, any affiliate or other related entity of Borrower.

CAPITAL EXPENDITURES means current period net fixed assets less prior period net fixed assets, plus current period depreciation.

CASH FLOW means net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

CURRENT ASSETS shall be as defined by GAAP, minus prepaid expenses.

CURRENT LIABILITIES shall be as defined by GAAP

DEBT means all of Borrower's liabilities excluding Subordinated Debt

EBITDA means, calculated for the period of the previous four fiscal quarters, the net earnings of Borrower plus the aggregate amounts deducted in determining such net income in respect of interest expenses, taxes, depreciation and amortization; but not, however, giving effect to extraordinary losses or gains in calculating net income.

01-19-1999                    BUSINESS LOAN AGREEMENT                 PAGE 5
LOAN NO 5000009005                   (CONTINUED)

FIXED CHARGES means interest expense plus lease expense, current maturities of long-term debt and current maturities of capital leases.

FUNDED DEBT means all interest bearing term loan Debt or capital lease payments of Borrower having a maturity of greater than one year.

LIQUID ASSETS means Borrower's cash on hand plus Borrower's readily marketable securities.

OPERATING CASH FLOW means net income after taxes, and exclusive of extraordinary gains, gains on asset sales, and other income, plus depreciation and amortization, plus interest expense, plus lease expense, less dividends, and distributions.

SUBORDINATED DEBT means indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owned by Borrower to Lender in form and substance acceptable to Lender.

TANGIBLE CAPITAL means Tangible Net Worth plus Subordinated Debt

TANGIBLE NET WORTH means Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

TOTAL FIXED CHARGES means interest expense, plus current maturities of long-term debt and current maturities of capital leases, plus lease expenses, plus preferred stock dividends, plus Capital Expenditures.

TOTAL LIQUID ASSETS means Borrower's cash on hand plus Borrower's readily marketable securities, plus Borrower's net trade accounts receivable.

TOTAL SENIOR LIABILITIES means total liabilities less Subordinated Debt.

UNENCUMBERED LIQUIDITY means the sum of unpledged cash, stocks, bonds, and other near cash investments held in a person's name and immediately available with unimpaired value; but not including pledged assets, IRA, 401(k), annuity or trust accounts.

WORKING CAPITAL means Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

ADDITIONAL COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

TANGIBLE NET WORTH. Borrower shall maintain a Tangible Net Worth of not less than $4,500,000.00; calculated at the end of each QUARTER.

CURRENT RATIO. Borrower shall maintain a ratio of current assets to current liabilities in excess of 1.50 to 1.00; calculated at the end of each QUARTER.

FUNDED DEBT TO EBITDA RATIO. Borrower shall maintain a ratio of Funded Debt to EBITDA of not greater than 1.30 to 1.00; calculated for the period of the previous four financial quarters as at the end of each FISCAL YEAR END.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

          DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

          OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

          DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

          FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

          DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

          INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor given Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

          EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or beco mes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

          CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

          ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

          RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve
          (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any of Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may

01-19-1999                    BUSINESS LOAN AGREEMENT                 PAGE 6
LOAN NO 5000009005                   (CONTINUED)

be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire and final understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF OREGON. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MULTNOMAH COUNTY, THE STATE OF OREGON. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

          CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

          CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

          COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

          NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

          SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

          SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

          SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

          WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US (LENDER) AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE.

01-19-1999                    BUSINESS LOAN AGREEMENT                 PAGE 7
LOAN NO 5000009005                   (CONTINUED)

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JANUARY 19, 1999.

BORROWER:

R-B RUBBER PRODUCTS, INC.

BY: /s/ Signature Illegible
     RONALD L. BOGH, PRESIDENT

LENDER:

KEYBANK NATIONAL ASSOCIATION

BY: /s/ Signature Illegible
     AUTHORIZED OFFICER

                           COMMERCIAL SECURITY AGREEMENT

PRINCIPAL      LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL     ACCOUNT     OFFICER      INITIALS
$450,000.00    01-19-1999     01-20-2004     5000009005     402       305            E121729     TLH12

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: R-B RUBBER PRODUCTS, INC.          LENDER: KEYBANK NATIONAL ASSOCIATION
          904 E. 10TH AVENUE                 WILLAMETTE VALLEY COMMERCIAL BANKING CENTER,
          MCMINNVILLE, OR 97128              SALEM
                                             416 STATE STREET
                                             P.O. BOX 2246 OR-20-96-0158
                                             SALEM, OR 97308

                           *20000012172950000090050E40*

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN R-B RUBBER PRODUCTS, INC. (REFERRED TO BELOW AS "GRANTOR"); AND KEYBANK NATIONAL ASSOCIATION (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

          AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

          COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

               ALL EQUIPMENT, TOGETHER WITH THE FOLLOWING SPECIFICALLY DESCRIBED
               PROPERTY: THE ATTACHED APPRAISALS LISTING SPECIFIC EQUIPMENT

          In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

               (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

               (b) All products and produce of any of the property described in this Collateral section.

               (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

               (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

               (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

          EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

          GRANTOR. The word "Grantor" means R-B RUBBER PRODUCTS, INC., its successors and assigns

          GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

          INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

          LENDER. The word "Lender" means KEYBANK NATIONAL ASSOCIATION, its successors and assigns.

          NOTE. The word "Note" means the note or credit agreement dated January 19, 1999, in the principal amount of $450,000.00 from R-B RUBBER PRODUCTS, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

          RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

          PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to

01-19-1999               COMMERCIAL SECURITY AGREEMENT                PAGE 2
LOAN NO 5000009005                 (CONTINUED)

          Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

          NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles or incorporation and bylaws do not prohibit any term or condition of this Agreement.

          ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

          REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Oregon, without the prior written consent of Lender.

          TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

          TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

          COLLATERAL SCHEDULES AND LOCATIONS. Insofar as the Collateral consists of equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

          MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

          TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

          COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

          HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing or intended to protect human health or the environment ("Environmental Laws"). The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement, or as a result of a violation of any Environmental Laws. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

          MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may

01-19-1999               COMMERCIAL SECURITY AGREEMENT                PAGE 3
LOAN NO 5000009005                 (CONTINUED)

          require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

          APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

          INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

          INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
          (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, an other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand,
(b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

          DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

          OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

          DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

          FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

          DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

          INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

          CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

          EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally, the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

          ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

          RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

01-19-1999               COMMERCIAL SECURITY AGREEMENT                PAGE 4
LOAN NO 5000009005                 (CONTINUED)

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Oregon Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

          ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

          ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

          SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made unless Grantor has signed, after an Event of Default occurs, a statement renouncing or modifying Grantor's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

          APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

          COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

          OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

          OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

          CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire and final understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Oregon. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Multnomah County, the State of Oregon. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

          ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

          CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for ALL obligations in this Agreement.

          NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

          POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take

01-19-1999               COMMERCIAL SECURITY AGREEMENT                PAGE 5
LOAN NO 5000009005                 (CONTINUED)

          part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

          PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

          SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

          WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

          WAIVER OF CO-OBLIGOR'S RIGHTS. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishs all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 19, 1999.

GRANTOR:

R-B RUBBER PRODUCTS, INC.

BY:/s/Signature Illegible
     RONALD L. BOGH, PRESIDENT

                           AGREEMENT TO PROVIDE INSURANCE

PRINCIPAL      LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL     ACCOUNT     OFFICER      INITIALS
$450,000.00    01-19-1999     01-20-2004     5000009005     402       305            E121729     TLH12

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: R-B RUBBER PRODUCTS, INC.          LENDER: KEYBANK NATIONAL ASSOCIATION
          904 E. 10TH AVENUE                 WILLAMETTE VALLEY COMMERCIAL BANKING CENTER,
          MCMINNVILLE, OR 97128              SALEM
                                             416 STATE STREET
                                             P.O. BOX 2246 OR-20-96-0158
                                             SALEM, OR 97308

                           *20000012172950000090050l10*


INSURANCE REQUIREMENTS. R-B RUBBER PRODUCTS, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:    ALL EQUIPMENT, INCLUDING THE ATTACHED APPRAISALS LISTING SPECIFIC
               EQUIPMENT.
               TYPE. All risks, including fire, theft and liability.
               AMOUNT. Full insurable value.
               BASIS. Replacement value.
               ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.
               DEDUCTIBLES. $500.00.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

               KEYBANK NATIONAL ASSOCIATION
               COMMERCIAL LOAN SERVICES
               P.O. BOX 5278
               BOISE, ID 83705-5278
               (800) 539-2191

PROVISION OF INSURANCE. Grantor agrees to deliver to Lender, thirty (30) days from the date of this Agreement, evidence of the required insurance as provided above, with an effective date of January 19, 1999, or earlier.

                                      WARNING

          Unless Grantor provides Lender with evidence of the insurance coverage as required by Grantor's security documents, Lender may purchase insurance at Grantor's expense to protect Lender's interest. This insurance may, but need not, also protect Grantor's interest. If the collateral becomes damaged, the coverage Lender purchases may not pay any claim Grantor makes or any claim made against Grantor. Grantor may later cancel this coverage by providing evidence that Grantor has obtained property coverage elsewhere. Grantor will be responsible for the cost of any insurance purchased by Lender. The cost of this insurance may be added to Grantor's Indebtedness. If the cost is added to Grantor's Indebtedness, the interest rate on the underlying Indebtedness will apply to this added amount. The effective date of coverage may be the date Grantor's prior coverage lapsed or the date Grantor failed to provide proof of coverage. The coverage Lender purchases may be considerably more expensive than insurance Grantor can obtain on Grantor's own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

In addition, the insurance may not provide any public liability or property damage indemnification and may not meet the requirements of any financial responsibility laws.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 19, 1999.

GRANTOR:

R-B RUBBER PRODUCTS, INC.

BY: /s/ Signature Illegible
RONALD L. BOGH, PRESIDENT

01-19-1999               AGREEMENT TO PROVIDE INSURANCE               PAGE 2
LOAN NO 5000009005                 (CONTINUED)

                                FOR LENDER USE ONLY
                               INSURANCE VERIFICATION

DATE: _______________________                PHONE: ________________________


AGENT'S NAME: __________________________________________________

INSURANCE COMPANY:__________________________________________________________

POLICY NUMBER:______________________________________________________________

EFFECTIVE DATES: ___________________________________________________________

COMMENTS: __________________________________________________________________

                           CORPORATE RESOLUTION TO BORROW

PRINCIPAL      LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL     ACCOUNT     OFFICER      INITIALS
$450,000.00    01-19-1999     01-20-2004     5000009005     402       305            E121729     TLH12

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: R-B RUBBER PRODUCTS, INC.          LENDER: KEYBANK NATIONAL ASSOCIATION
          904 E. 10TH AVENUE                 WILLAMETTE VALLEY COMMERCIAL BANKING CENTER,
          MCMINNVILLE, OR 97128              SALEM
                                             416 STATE STREET
                                             P.O. BOX 2246 OR-20-96-0158
                                             SALEM, OR 97308

                           *20000012172950000090050C10*


I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF R-B RUBBER PRODUCTS, INC. (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of Oregon as a corporation for profit, with its principal office at 904 E. 10TH AVENUE, MCMINNVILLE, OR 97128, and is duly authorized to transact business in the State of Oregon.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held ON JANUARY 19, 1999, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                    POSITIONS                     ACTUAL SIGNATURES
-----                    ---------                     -----------------

RONALD L. BOGH           PRESIDENT                     X/s/ Signature Illegible

PAUL M. GILSON           COO                           X/s/ Signature Illegible

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

          BORROW MONEY. To borrow from time to time from KEYBANK NATIONAL ASSOCIATION ("Lender") such sum or sums of money as in their judgment should be borrowed, without limitation and to enter into other agreements with Lender or its affiliates, including without limitation agreements relating to interest rate swaps, or options, foreign currency exchange, letters of credit, trust, investment or fiduciary services, or other financial products or services, on such terms as may be agreed upon between the Corporation and Lender or its affiliates.

          EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

          GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

          EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

          NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

          FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as

01-19-1999               CORPORATE RESOLUTION TO BORROW               PAGE 2
LOAN NO 5000009005                 (CONTINUED)

the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON JANUARY 19, 1999 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.

                                             CERTIFIED TO AND ATTESTED BY:

                                             X /s/ Signature Illegible

                                             X /s/ Signature Illegible


NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, It is advisable to have this certificate signed by a second Officer or Director of the Corporation.

UCC-1

                                  STATE OF OREGON
                             Corporation Division - UCC
                          255 Capitol Street NE, Suite 151
                                Salem, OR 97310-1327
                      (503) 986-2200 Facsimile (503) 373-1166

                      STATE FINANCING STATEMENT STANDARD FORM
      PLEASE TYPE OR PRINT LEGIBLY. READ INSTRUCTIONS BEFORE FILLING OUT FORM.

This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This financing statement remains effective for a period of five years from the date of filing, unless extended for additional periods as provided for by ORS Chapter 79. A carbon, photographic or other reproduction of this form, financing statement or security agreement may be filed as a financing statement under ORS Chapter 79.

A.   DEBTOR NAME(S) (if individual list last name first)

1.   R-B RUBBER PRODUCTS, INC.
     -------------------------

2.   -----------------------------------------------------------------------

3.   -----------------------------------------------------------------------

DEBTOR MAILING ADDRESS:
          904 E. 10TH AVENUE
          MCMINNVILLE, OR 97128

B.   SECURED PARTY(IES) NAME AND ADDRESS

          KEYBANK NATIONAL ASSOCIATION
          416 STATE STREET
          P.O. BOX 2246 OR-20-96-0158
          SALEM, OR 97308

Contact Name: _____________________     Phone No.: ___________________________

C.   ASSIGNEE(S) NAME AND ADDRESS (if any)



Contact Name: _____________________     Phone No.: ___________________________

D.   DEBTOR SIGNATURE(S) REQUIRED:

BY: _________________________                     BY: _________________________

BY: _________________________                     BY: _________________________

E. DEBTOR SIGNATURE(S) NOT REQUIRED. If applicable, check the appropriate box below to file without debtor signature(s). This statement is filed without the debtor signature(s) to perfect a security interest in collateral. SECURED PARTY MUST SIGN, when Debtor signature(s) is not required. See instructions for further information.

          / / Collateral already subject to a security interest in another jurisdiction.

          / / Which is proceeds of the described original collateral which was perfected.

          / / Collateral as to which the filing has lapsed.

          / / Collateral acquired after a change of name, identity or corporate structure of debtor.

By: _________________________                     By: _________________________
     Secured Party signature                           Secured Party signature

F.   DESCRIBE THE COLLATERAL (ORS 79.4020).

/ / PRODUCTS of collateral are also covered.

All Equipment; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds), together with the following specifically described property: THE ATTACHED APPRAISALS LISTING SPECIFIC EQUIPMENT

RETURN ACKNOWLEDGMENT LETTER TO: (Include name, address, and identifier for the debtor listed above. Limit the identifier to eight characters. REFER TO INSTRUCTION, NUMBER 5.) Please do not type or print outside of bracketed area.

                                                            FEES

KEYBANK NATIONAL ASSOCIATION                      Make check for $10.00 payable
COMMERCIAL LOAN SERVICES                            to "Corporation Division."
P.O. BOX 5278
BOISE, ID 83705-5278               NOTE: Filing fees may be paid with VISA or
                                   MasterCard. The card number and expiration date should be submitted on a separate sheet of paper for your protection.

                                   DO NOT SUBMIT DUPLICATES OF THIS FILING
                                   AND/OR ATTACHMENTS.

                                    INSTRUCTIONS

1. PLEASE TYPE THIS FORM USING BLACK RIBBON OR PRINT LEGIBLY. Must be legible (type size, clarity, etc.) to be accepted for filing.

2. IF THE SPACE PROVIDED FOR ANY ITEM(S) ON THE FORM IS INADEQUATE, submit additional information on 8 1/2" X 11" sheets. DO NOT STAPLE, TAPE OR GLUE ANYTHING TO THIS FORM.

3. DEBTOR(S) NAMES: If the debtor is an individual, list as instructed. If the debtor is a business, begin with the first word or character not an article or punctuation mark.

4. SIGNATURES: Be sure that the financing statement has been properly signed. A financing statement requires the signature of the debtor(s) except under the following circumstances. If any of the circumstances apply, check the appropriate box. Under the provisions of ORS 79.4020 a financing statement is sufficient when it is signed by the secured party instead of the debtor when it is filed to perfect a security interest in:

     (A) Collateral already subject to a security interest in another jurisdiction when it is brought into this state, or when the debtor's location is changed to this state. Such a financing statement must state that the collateral was brought into this state or that the debtor's location was changed to this state under such circumstances; or

     (B) Proceeds under ORS 79.3060 if the security interest in the original collateral was perfected. Such a financing statement must describe the original collateral; or

     (C)  Collateral as to which the filing has lapsed; or

     (D) Collateral acquired after a change of name, identity or corporate structure of the debtor.

5. AN ACKNOWLEDGMENT of your filed document will be mailed to the party indicated in the "Return acknowledgment letter to" section. When submitting multiple filings for the same debtor with the same secured party you may wish to include an alpha/numeric identifier in the "Return acknowledgment letter to" section of the document to help you identify which filing is being acknowledged. This identifier will appear in the address of the acknowledgment notice. Please limit the identifier to eight characters.

6.   FILING FEES:

     UCC-1 ..................................................$10.00 per filing
     Make check payable to "Corporation Division."
     NOTE: Filing fees may be paid with VISA or MasterCard. The card number and expiration date should be submitted on a separate sheet of paper for your protection.

7.   Do not submit duplicates of this filing and/or attachments.

                       DISBURSEMENT REQUEST AND AUTHORIZATION


PRINCIPAL      LOAN DATE      MATURITY       LOAN NO        CALL      COLLATERAL     ACCOUNT     OFFICER      INITIALS
$450,000.00    01-19-1999     01-20-2004     5000009005     402       305            E121729     TLH12

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: R-B RUBBER PRODUCTS, INC.          LENDER: KEYBANK NATIONAL ASSOCIATION
          904 E. 10TH AVENUE                 WILLAMETTE VALLEY COMMERCIAL BANKING CENTER,
          MCMINNVILLE, OR 97128              SALEM
                                             416 STATE STREET
                                             P.O. BOX 2246            OR-20-96-0158
                                             SALEM, OR 97308

                           *20000012172950000090050l20*


LOAN TYPE. This is a Variable Rate (at Prime Rate announced by Lender, making an initial rate of 7.750%), Installment Loan to a Corporation for $450,000.00 due on January 20, 2004.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     / /  PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

     X    BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: PURCHASE EQUIPMENT.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $450,000.00 as follows:

          AMOUNT PAID TO BORROWER DIRECTLY:                 $450,000.00
          $450,000.00 Deposited to Account #370131000652    -------------------

          NOTE PRINCIPAL:                                   $450,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

          PREPAID FINANCE CHARGES PAID IN CASH:               $1,000.00
               $1,000.00 Loan Fees

          OTHER CHARGES PAID IN CASH:                         $25.00
               $25.00 UCC Filing/Search Fees
                                                            -------------------

          TOTAL CHARGES PAID IN CASH:                         $1,025.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 370131000652 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 19, 1999.

BORROWER:

R-B RUBBER PRODUCTS, INC.

BY:/s/ Signature Illegible
     RONALD L. BOGH, PRESIDENT


Code 1:LOCATION                                                 APPRAISAL
Code 2:TYPE                                                WASTE RECOVERY, INC.                                  Date: 06/08/98

Line      C1   C2   Qty       Description                                                                                 ORD
99        PO   MP   LOT       TIRE SHREDDER SYSTEM, INCLUDES BELT CONVEYOR FEEDS, GEAR REDUCTION BOX,              110,000.00
                              FRONT TIRE SHREDDER, DISK SCREENS, CONVEYOR OUTFEEDS, ELECTRICAL POWER
                              SYSTEM, ALL RELATED MOTORS, DRIVES, ETC., ALSO INCLUDES SPARE ROTORS
                              AND CUTTER KNIVES, PRINCIPAL INDICATES LATE 80'S VINTAGE

100       PO   MP   1         BELT CONVEYOR, APPROX. 36" X 30" TIRE INFEED, *W/TIRE SHREDDER SYSTEM                     "

101       PO   MP   1         BELT CONVEYOR, APPROX. 48" X 40", ELEVATED, WITH DRIVE, *W/TIRE SHREDDER SYSTEM           "

102       PO   MP   1         TIRE SHREDDER, CUSTOM, INCLUDES TWIN APPROX. 46" X 36" ROTORS, APPROX. (275)
                              TOTAL KNIVES, FEED HOPPER, ALL RELATED PERIPHERAL EQUIPMENT AND ACCESSORIES,              "
                              *W/TIRE SHREDDER SYSTEM

103       PO   MP   1         GEAR REDUCTION BOX, HANSEN, WITH APPROX. 200 H.P. MOTOR, *W/TIRE SHREDDER SYSTEM          "

104       PO   MP   1         BELT CONVEYOR, APPROX. 36" X 15" WITH DRIVE, *W/TIRE SHREDDER SYSTEM                      "

105       PO   MP   1         BELT CONVEYOR, APPROX. 32" X 50", ELEVATED, WITH DRIVE, *W/TIRE SHREDDER SYSTEM           "

106       PO   MP   1         DISK SCREEN, APPROX. 4W, WITH DRIVE MOTORS, HEAVY DUTY FRAME AND BOX, ALSO                "
                              INCLUDES FEED HOPPER, *W/TIRE SHREDDER SYSTEM

107       PO   MP   1         BELT CONVEYOR, APPROX. 32" X 60", ELEVATED, WITH DRIVE, *W/TIRE SHREDDER SYSTEM           "

108       PO   MP   LOT       ELECTRICAL POWER SYSTEM, INCLUDES SQUARE D2000 AMP SWITCH GEAR, RELATED TRANSFORMERS,     "
                              SWITCHES, BREAKERS, POWER SOURCE, *W/TIRE SHREDDER SYSTEM

109       PO   MP   1         TIRE SPLITTER, NO MFG. PLATE AVAILABLE                                                 1,500.00

110       PO   MP   LOT       PRIMARY GRANULATOR SYSTEM, CONSISTING OF INFEED BELT CONVEYORS, METAL DETECTOR,      100,000.00
                              GRANULATOR, MOTORS, VIBRATING PAN, MAGNETIC BELT CONVEYOR, OUTFEED CONVEYORS,
                              ELECTRICAL POWER SYSTEM, ALL RELATED PERIPHERAL EQUIPMENT AND ACCESSORIES, ALSO
                              INCLUDES SPARE CUTTER KNIFES, PRINCIPAL INDICATES LATE 80'S VINTAGE

112       PO   MP   1         BELT CONVEYOR, APPROX. 46" X 60" IDLER TROUGH ROLL CONVEYOR, WITH DRIVE,                  "
                              *W/PRIMARY GRANULATOR SYSTEM

113       PO   MP   1         METAL DETECTOR, PROBABLE TECTRON, APPROX. 36" OPENING, *W/PRIMARY GRANULATOR              "
                              SYSTEM

114       PO   MP   1         GRANULATOR, CUSTOM, APPROX. 54" OPENING, INCLUDES (2) KNIFE BLOCKS, RELATED               "
                              PERIPHERAL EQUIPMENT AND ACCESSORIES, *W/PRIMARY GRANULATOR SYSTEM

115       PO   MP   2         MOTORS, TECO, 400 H.P., *W/PRIMARY GRANULATOR SYSTEM                                      "

116       PO   MP   1         VIBRATING PAN, APPROX. 5" X 7", *W/PRIMARY GRANULATOR SYSTEM                              "

117       PO   MP   1         MAGNETIC BELT CONVEYOR, APPROX. 4" X 6", MOTORIZED, *W/PRIMARY GRANULATOR SYSTEM          "


                                      Page 14



Code 1:LOCATION                                                 APPRAISAL
Code 2:TYPE                                                WASTE RECOVERY, INC.                                  Date: 06/08/98

Line      C1   C2   Qty       Description                                                                                 ORD
118       PO   MP   1         BELT CONVEYOR, APPROX 30" X 100", ELEVATED IDIER TROUGH ROLL, WITH DRIVE, *WIPRIMARY      "
                              GRANULATOR SYSTEM

119       PO   MP   1         MAGNETIC BELT CONVEYOR, APPROX. 30" X 8', MOTORIZED, *W/PRIMARY GRANULATOR SYSTEM         "

120       PO   MP   1         BELT CONVEYOR, APPROX. 24" X 25', ELEVATED IDLER TROUGH ROLL, WITH DRIVE, *W/PRIMARY      "
                              GRANULATOR SYSTEM

121       PO   MP   LDT       ELECTRICAL POWER SYSTEM, INCLUDES SWITCHGEAR, ASSTD. TRANSFORMERS, SWITCHES,              "
                              BREAKERS, ETC. *W/PRIMARY GRANULATOR SYSTEM

122       PO   MP   LOT       WIRE GRANULATOR SYSTEM, CONSISTING OF BELT CONVEYORS, METAL DETECTOR, GRANULATOR,    125,000.00
                              MAGNETIC BELT CONVEYOR, VIBRATING PANS, ELECTRICAL POWER SYSTEM, ETC., INCLUDES
                              ALL RELATED PERIPHERAL EQUIPMENT AND ACCESSORIES, ALSO INCLUDES SPARE CUTTER
                              KNIVES, PRINCIPAL INDICATES NEW IN 1997

123       PO   MP   1         BELT CONVEYOR, APPROX, 22" X 35', ELEVATED IDLER TROUGH ROLL, WITH DRIVE,                 "
                              *W/ WIRE GRANULATOR SYSTEM

124       PO   MP   1         BELT CONVEYOR, APPROX, 24" X 40", ELEVATED IDLER TROUGH ROLL WITH DRIVE,                  "
                              *W/WIRE GRANULATOR SYSTEM

125       PO   MP   1         METAL DETECTOR, PROBABLE TECTRON, APPROX. 28" OPENING, *W/WIRE GRANULATOR SYSTEM          "

126       PO   MP   1         GRANULATOR, APPROX, 54" OPENING, CUSTOM, INCLUDES (2) KNIFE BLOCKS, RELATED               "
                              PERIPHERAL EQUIPMENT AND ACCESSORIES, *W/WIRE GRANULATOR SYSTEM

127       PO   MP   1         MOTOR, PROBABLE TECO, 450 H.P., *W/WIRE GRANULATOR SYSTEM                                 "

128       PO   MP   1         MAGNETIC BELT CONVEYOR, APPROX, 6" X 8", MOTORIZED, *W/WIRE GRANULATOR SYSTEM             "

129       PO   MP   2         VIBRATING PANS, APPROX. 5" X 7", *W/WIRE GRANULATOR SYSTEM                                "

130       PO   MP   1         BELT CONVEYOR, APPROX. 24" X 50", ELEVATED IDLER TROUGH ROLL, WITH DRIVE,                 "
                              *W/WIRE GRANULATOR SYSTEM

131       PO   MP   1         BELT CONVEYOR, APPROX, 24" X 35" ELEVATED IDLER TROUGH ROLL, WITH DRIVE,                  "
                              *W/WIRE GRANULATOR SYSTEM

132       PO   MP   1         BELT CONVEYOR, APPROX. 24" X 100" ELEVATED IDLER TROUGH ROLL, MOTORIZED,                  "
                              OUTFEED, *W/WIRE GRANULATOR SYSTEM

133       PO   MP   LOT       ELECTRICAL POWER SYSTEM, SQUARE D, MODEL 6 CONTROL CENTER, TWIN SECTIONS,                 "
                              (9) TOTAL SWITCHES, 600 AMP HORIZONTAL/300 VERTICAL, WITH TRANSFORMERS, SWITCHES,
                              BREAKERS, ETC., *W/WIRE GRANULATOR SYSTEM


                                      Page 15


Code 1:LOCATION                                                 APPRAISAL
Code 2:TYPE                                                WASTE RECOVERY, INC.                                  Date: 06/08/98


Line      C1   C2   Qty       Description                                                                                 ORD
Total MP = MAIN PLANT         336,500.00

93        PO   OF   LOT       COMPUTER HARDWARE, INCLUDES NOTEBOOK COMPUTER, (2) AST MODEL 622 ADVANTAGE DESKTOP        2,500.00
                              COMPUTERS, (2) 486 COMPUTER SYSTEMS, (2) 386 COMPUTER SYSTEMS, HEWLETT PACKARD
                              DESKJET 600C PRINTER, HEWLETT PACKARD DESKJET 520 PRINTER, HEWLETT PACKARD LASERJET
                              5P PRINTER, EPSON ACTION LASER 1500 PRINTER, PANASONIC MODEL KX-P1624 PRINTER, ETC.

94        PO   OF   LOT       OFFICE MACHINES & EQUIPMENT, INCLUDES (6) CALCULATORS, CANON MODEL NP3050 COPIER,         3,650.00
                              TELEPHONE SYSTEM SURVEILLANCE SYSTEM WITH CAMERA AND TOSHIBA TIMELAPSES RECORDER,
                              SYMPHONIC TV/VCR, REFRIGERATOR, MICROWAVE OVEN, (2) IBM TYPEWRITERS, (2) HEWLETT
                              PACKARD OFFICE JET FAX MACHINES, HAND HELD RADIOS, ETC., LOCATED THROUGHOUT

95        PO   OF   LOT       OFFICE FURNITURE, CONSISTING OF BOOKCASE, CABINET, (23) ASSTD. CHAIRS, (14) ASSTD.        3,000.00
                              DESKS, (20) ASSTD. FILE CABINETS, (7) ASSTD. TABLES, ETC., LOCATED THROUGHOUT
                              BORTHWICK OFFICES

Total OF = OFFICES                                                                                                     13,900.00

4         PO   SH   1         WELDER, MILLER, MILLERMATIC 250, S/N KF938195, BUILT-IN WIRE FEED                          750.00

5         PO   SH   1         WELDER, MILLER, MODEL SRH-303, S/N HJ117271, WITH MODEL S-325 WIRE FEED                    700.00

7         PO   SH   1         AIR COMPRESSOR, CHAMPION, HORIZONTAL TANK, SINGLE STAGE WITH KOHLER MODEL K241S            400.00
                              SINGLE CYLINDER GAS ENGINE

8         PO   SH   1         DRILL PRESS, FOREMOST, MODEL MADPO75AMA, S/N 96237                                         125.00

9         PO   SH   1         OXY/ACY TORCH OUTFIT, WITH HEAVY DUTY CART, GAUGES, TIPS, HOSE, TORCH                      125.00

10        PO   SH   1         CUTOFF SAW, APPEARS CUSTOM, APPROX, 12" BLADE, APPROX. 3 H.P. MOTOR, HEAVY DUTY FRAME      400.00

11        PO   SH   1         HACK SAW, RACINE, LIGHT DUTY                                                               125.00


                                      Page 16


Code 1:LOCATION                                                 APPRAISAL
Code 2:TYPE                                                WASTE RECOVERY, INC.                                  Date: 06/08/98


Line      C1   C2   Qty       Description                                                                                 ORD
13        PO   SH   1         TIRE SPLITTER, HEAVY DUTY FRAME, WITH PRECISION EQUIPMENT CYLINDER, 15 H.P.               1,000.00
                              HYDRAULIC UNIT

16        PO   SH   1         PORTABLE GRINDER, INCLUDES APPROX, 12' X 10' AUGER SCREW CONVEYOR, DUMP                   5,000.00
                              HOPPER, APPROX. 1 H.P. DRIVE MOTOR, FRAME MOUNTED, PORTABLE, ALSO INCLUDES
                              APPROX. 12" X 10" ELEVATED MOTORIZED BELT CONVEYOR

65        PO   SH   1         WELDER, MILLER, MODEL SRH-404, S/N HM051803                                                 500.00

66        PO   SH   1         AIR COMPRESSOR, QUINCY, MODEL 350, S/N 416761, HORIZONTAL TANK, HEAVY DUTY                1,500.00
                              SINGLE STAGE, 10 H.P., WITH AIR RECEIVING TANK [C+]

68        PO   SH   1         HOIST, 1 TON, WITH TROLLEY                                                                  450.00

71        PO   SH   1         WELDER, MILLER, COMPO 600, S/N R370087, WITH MILLER MODEL S32S WIRE FEED,                 1,200.00
                              LEADS, HEAVY DUTY, LOCATED AT FABRICATION BUILDING

72        PO   SH   1         WELDER, MILLER, MILLERMATIC 200, S/N JE745169, LOCATED AT FABRICATION BUILDING              750.00

75        PO   SH   1         AIR COMPRESSOR, INGERSOLL RAND, TYPE 30, MODEL 5X3X3-1/2, MODEL 253D5,                      550.00
                              S/N 241295, 2-STAGE, HORIZONTAL TANK, 5 H.P.

76        PO   SH   1         OXY/ACY TORCH OUTFIT, WITH CART, GAUGES, TIPS, HOSE, TORCH                                  100.00

77        PO   SH   1         DRILL PRESS, BARNES, 20", BELT DRIVE, OLDER STYLE                                           125.00

78        PO   SH   LOT       POWER AND HAND TOOLS, LOCATED THROUGHOUT FABRICATION BUILDING, CONSISTING OF                500.00
                              DOUBLE END GRINDERS, RIGHT ANGLE GRINDERS, DRILLS, SAWS, ETC., ESTIMATE ONLY


                                      Page 17


Code 1:LOCATION                                                 APPRAISAL
Code 2:TYPE                                                WASTE RECOVERY, INC.                                  Date: 06/08/98


Line      C1   C2   Qty       Description                                                                                 ORD
91        PO   SH   LOT       MAINTANANCE SHOP EQUIPMENT, CONSISTING OF BATTERY CHARGER, BLOWER, BOTTLE JACK,           3,500.00
                              CHAIN HOIST, DOLLY, DRUM PUMPS, FILTER PUMP, FLOOR JACK, FUEL TANK, HEATERS,
                              JACK STANDS, LADDERS, PIPE STANDS, LOCKER SECTIONS, PALLET RACKS, PARTS
                              CABINETS, PUMP, RACK SECTIONS, RETRACTABLE REELS, VISES, WHEELBARROWS,
                              WORKBENCHES, ASSTD. POWER AND HAND TOOLS, ETC., LOCATED THROUGHOUT, INCLUDES
                              THOSE ASSETS NOT PREVIOUSLY LISTED

199       PO   SH   3         DOLLIES, ASSORTED, SOME INSPECTED                                                           $3,000

Total SH = SHOP                                                                                                        32,725.00

21        PO   TR   1         VAN TRAILER, CO. #42, PINES, MFG. 2/85, S/N 1PND281S6FK016802, SINGLE AXLE, 27'           1,200.00

22        PO   TR   1         VAN TRAILER, CO. #160, PINES, MFG. 1985, S/N APPEARS TO BE 1PND2340SNK124352,             1,200.00
                              SINGLE AXLE, 27' LIST SHOWS S/N ENDS WITH 24092

23        PO   TR   1         VAN TRAILER, CO. #81, PINES, MFG. 11/84, S/N 1FND281S2FN016294, 27', SINGLE AXLE          1,200.00

24        PO   TR   1         VAN TRAILER, CO. #12, TRAILMOBILE, MFG. 8/74, S/N L50372, SINGLE AXLE, 27', [D]             250.00

25        PO   TR   1         VAN TRAILER, CO. #126, PINES, MFG. 6/87, S/N 1PND281S2HKA26815, SINGLE AXLE, 27'          1,200.00

26        PO   TR   1         VAN TRAILER, CO. #105, PINES, MFG. 12/86, S/N 1PND281S2HKA24174, SINGLE AXLE, 27'         1,200.00

27        PO   TR   1         VAN TRAILER, CO. #36, EVAN & MONAN, MFG. 8/81, S/N 1NNVX2714BM055138, SINGLE                500.00
                              AXLE, 27', [C]

28        PO   TR   1         VAN TRAILER, CO. #50, PINES, MFG. 5/84, S/N 1PNB281S9EKC14537, SINGLE AXLE, 27'           1,200.00

29        PO   TR   1         VAN TRAILER, CO. #68, PINES, MFG. 12/86, S/N 1PND281S4HKA24211, SINGLE AXLE, 27'          1,200.00

30        PO   TR   1         VAN TRAILER, CO. #165, PINES, MFG. 12/86, S/N 1PND281S2HKA24143, SINGLE AXLE, 24'         1,200.00

31        PO   TR   1         VAN TRAILER, CO. #64, PINES, MFG. 12/86, S/N 1PND281S9HKA24057, SINGLE AXLE, 27'          1,200.00

32        PO   TR   1         VAN TRAILER, CO. #162, PINES, MFG. 12/86, S/N 1PND281S8NKA24082, SINGLE AXLE, 27'         1,200.00

33        PO   TR   1         VAN TRAILER, CO. #121, PINES, MFG. 8/87, S/N 1PND281S1HKA26854, SINGLE AXLE, 27'          1,200.00

34        PO   TR   1         VAN TRAILER, CO. #4, TRAILMOBILE, S/N D63611, 45', TANDEM AXLE, [C-], 1968                1,000.00

35        PO   TR   1         VAN TRAILER, CO. #57, PINES, MFG. 12/86, S/N 1PND281SOHKA25962, SINGLE AXLE, 27'          1,200.00

36        PO   TR   1         VAN TRAILER, CO. #41, PINES, MFG. 2/85, S/N ENDS IN 16841, SINGLE AXLE, 27',                250.00
                              CURRENTLY DAMAGED. [D]


                                      Page 18


Code 1:LOCATION                                                 APPRAISAL
Code 2:TYPE                                                WASTE RECOVERY, INC.                                  Date: 06/08/98


Line      C1   C2   Qty       Description                                                                                 ORD
37        PO   TR   1         VAN TRAILER, CO. #40, PINES, MFG. 1/85, S/N 1PND281SBFK016722, SINGLE AXLE, 27'           1,200.00

38        PO   TR   1         VAN TRAILER, CO. #82, PINES, MFG. 11/84, S/N 1PND28132FKC16408, SINGLE AXLE, 27'          1,200.00

39        PO   TR   1         VAN TRAILER, CO. #111, PINES, MFG. 11/84, S/N 1PND281D8FK816400, SINGLE AXLE, 27'         1,200.00

40        PO   TR   1         VAN TRAILER, CO. #109, PINES, MFG. 11/84, S/N 1PND281SOFKO16326, SINGLE AXLE, 27'         1,200.00

41        PO   TR   1         VAN TRAILER, CO. #166, PINES, MFG. 12/86, S/N 1PND281S4HKA24161, SINGLE AXLE, 27'         1,200.00

42        PO   TR   1         VAN TRAILER, CO. #107, PINES, MFG. 11/84, S/N 1PND28138FK016431, SINGLE AXLE, 27'         1,200.00

43        PO   TR   1         VAN TRAILER, CO. #52, PINES, MFG. 3/84, S/N 1PND281S01KO14175, SINGLE AXLE, 27'           1,200.00

44        PO   TR   1         VAN TRAILER, CO. #154, PINES, MFG. 12/86, S/N 1PND281S3HKA24008, SINGLE AXLE, 27'         1,200.00

45        PO   TR   1         VAN TRAILER, CO. #157, PINES, MFG. 12/86, S/N 1PND281S1HKA24019, SINGLE AXLE, 27'         1,200.00

46        PO   TR   1         VAN TRAILER, CO. #143, TRAILMOBILE, MFG. 4/84, S/N 1PTO7VAE2E9005474, SINGLE AXLE, 27'    1,000.00

48        PO   TR   1         VAN TRAILER, CO. #28, FRUEHAUF, MFG. 7/72, S/N BLP9900-01, SINGLE AXLE, 27',[D-],           250.00
                              DAMAGE NOTED ON FRONT BULK HEAD

49        PO   TR   1         VAN TRAILER, CO. #139, HOBBS, MFG. 7/79, S/N BLV-6076-07, SINGLE AXLE, 27',[C-]             500.00

50        PO   TR   1         VAN TRAILER, CO. #69, PINES, MFG. 12/86, S/N IPND281S7HKA24073, SINGLE AXLE, 27'          1,200.00

51        PO   TR   1         VAN TRAILER, CO. #78, PINES, MFG. 11/84, S/N 1PND281S76L455, SINGLE AXLE, 27'             1,200.00

52        PO   TR   1         VAN TRAILER, CO. #168, PINES, MFG. 12/86, S/N 1PND281SXNKA24231, SINGLE AXLE, 27'         1,200.00

53        PO   TR   1         VAN TRAILER, CO. #58, PINES, MFG. 12/85, S/N 1PND281S6HKA24050, SINGLE AXLE, 27'          1,200.00

54        PO   TR   1         VAN TRAILER, CO. #13, TRAILMOBILE, S/N L60338, MFG. 8/74, SINGLE AXLE, 27',[C-],            300.00
                              TOP DAMAGE NOTED

55        PO   TR   1         VAN TRAILER, CO. #25, TRAILMOBILE, MFG. 6/72, S/N J62479, SINGLE AXLE, 27',[C-]             500.00

56        PO   TR   1         VAN TRAILER, CO. #110, PINES, MFG. 11/84, S/N 1PND281SKFK016296, SINGLE AXLE, 27'         1,200.00

57        PO   TR   1         VAN TRAILER, CO. #118, EVAN MONAN, MFG. 8/81, S/N 1NNVX2713AM055146, SINGLE AXLE,           500.00
                              27',[C-]

58        PO   TR   1         VAN TRAILER, CO. #96, PINES, MFG. 12/86, S/N 1PND261S6HKA24193, SINGLE AXLE, 27'          1,200.00

59        PO   TR   1         VAN TRAILER, CO. #86, PINES, MFG. 12/86, S/N 1PND261S5HKA24024, SINGLE AXLE, 27'          1,200.00

60        PO   TR   1         VAN TRAILER, CO. #95, PINES, MFG. 12/86, S/N 1PND281S7HKA24140, SINGLE AXLE, 27'          1,200.00


                                      Page 19


Code 1:LOCATION                                                 APPRAISAL
Code 2:TYPE                                                WASTE RECOVERY, INC.                                  Date: 06/08/98


Line      C1   C2   Qty       Description                                                                                 ORD
61        PO   TR   1         VAN TRAILER, CO. #75, PINES, MFG. 11/84, S/N IPND281S3FKO16356, SINGLE AXLE, 27"          1,200.00

62        PO   TR   1         VAN TRAILER, CO. #44, PINES, MFG. 4/84, S/N IPND281S1EKO14390, SINGLE AXLE, 27"           1,200.00

64        PO   TR   1         VAN TRAILER, CO. #93, PINES, MFG. 12/86, S/N IPND281S2HKA24993, SINGLE AXLE, 27"          1,200.00

82        PO   TR   1         WALKING FLOOR TRAILER, #202, OPEN TOP, FRUEHAUF, MODEL                                   12,000.00
                              FG6-F2-45-W3-96,S/N 1H2VD4526FHD78419, MFG. 9/85

83        PO   TR   1         VAN TRAILER, #53 PINES, MFG. 12/86, S/N IPND281S4H4A24189, SINGLE AXLE, 27"               1,200.00

85        PO   TR   1         VAN TRAILER, CO. #153, PINES, MFG. 12/86, S/N IPND281S6HKA24209, SINGLE AXLE, 27"         1,200.00

86        PO   TR   1         VAN TRAILER, CO. #67, PINES, MFG. 12/86, S/N IPND23136HK23982, SINGLE AXLE, 27"           1,200.00

87        PO   TR   1         VAN TRAILER, CO. #47, PINES, MFG. 12/86,S/NNOT AVAILABLE, SINGLE AXLE, 27",               1,200.00
                              LIST SHOWS S/N ENDS IN 4324

89        PO   TR   1         WALKING FLOOR TRAILER, CO. #203, OPEN TOP, FRUEHAUF, S/N 1H2VO4522FH078417, MFG. 9/85    12,000.00

90        PO   TR   1         WALKING FLOOR TRAILER, CO. #201, FRUEHAUF, 1986, S/N ENDS IN 8436, NOT PHYSICALLY        12,000.00
                              INSPECTED

196       PO   TR   4         VAN TRAILERS, EARLY 70'S, ASSORTED, AVERAGE (NOT PHYSICALLY INSPECTED) #11, 15, 24, 30    2,000.00

197       PO   TR   6         VAN TRAILERS, LATE 70'S, ASSORTED, AVERAGE (NOT PHYSICALLY INSPECTED)                     6,000.00
                              #32, 35, 38, 77, 116, 117

198       PO   TR   8         VAN TRAILERS, MID 80'S, PINES, 27" (NOT PHYSICALLY INSPECTED)                             9,600

TOTAL TR = TRAILERS                                                                                                   175,550.00

1         PO   VE   1         WHEEL LOADER, CASE, MODEL 721B, S/N JAK0023011, ENCLOSED CAB, 20.5-25 TIRES,             55,000.00
                              DIESEL ENGINE, APPROX. 2-1/2 CU.YD. FRONT LOADER BUCKET, TIRES FAIR-GOOD, [C]

2         PO   VE   1         FLATBED TRUCK, FORD, MODEL F350, FX2, S/N NOT AVAILABLE, STANDARD TRANSMISSION,           3,500.00
                              35677 MILES, PROBABLY EARLY 90'S VINTAGE

6         PO   VE   1         FORKLIFT, CLARK, MODEL GPS30MC, S/NGP138MC-0033-9110,4,450 I.B.CAPACITY, 166"             6,500.00
                              LIFT HEIGHT,TRIPLE MAST, CUSHION TIRES, LPG GAS

14        PO   VE   1         TRUCK TRACTOR, KENWORTH, S/N NOT READABLE, CABOVER, SINGLE AXLE, PROBABLE EARLY           2,000.00
                              1980'S VINTAGE, LIST SHOWS S/N ENDS IN 3040

15        PO   VE   1         WHEEL LOADER, CASE, MODEL 621,S/N ENDS IN 24270 23.5-25 TIRES,TIRES FAIR,                57,500.00
                              APPROX. 2-1/2 CU.YD.FRONT LOADER BUCKET, ENCLOSED CAB, DIESEL ENGINE, [C]


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

Code 1:LOCATION                                                 APPRAISAL
Code 2:TYPE                                                WASTE RECOVERY, INC.                                  Date: 06/08/98


Line      C1   C2   Qty       Description                                                                                 ORD
17        PO   VE   1         WHEEL LOADER, JOHN DEERE, MODEL 544C,S/N NOT AVAILABLE, NCLOSED CAB, DIESEL ENGINE,      20,000.00
                              17.5-25 TIRES, TIRES FAIR, APPROX. 1-1/2 CU. YD. FRONT LOADER HYDRAULIC
                              BUCKET/CLAMP ATTACHMENT. [C-]

19        PO   VE   1         LIFT TRUCK, WHITE GMC, NO S/N AVAILABLE, TANDEM AXLE, APPROX. LATE 70'S-EARLY 80'S        5,500.00
                              VINTAGE, INCLUDES CALLAHAN HOIST/LIFT WITH 5TH WHEEL, S/N 86-DC-0156

20        PO   VE   1         HYDRAULIC EXCAVATOR, JOHN DEERE, MODEL 690D-LC, S/N DW890DL520328, APPROX,               42,500.00
                              30" X 10" CRAWLERS, UNDERCARRIAGE FAIR, ENCLOSED CAB, APPROX. 10' STICK, WITH
                              GEITH EXCAVATOR BUCKET WITH HANDLING ATTACHMENT, [C]

189       PO   VE   1         TRUCK TRACTOR, 1978, FORD, S/N ENDS WITH 6038 (NOT PHYSICALLY INSPECTED)                  2,250.00
                              #609

190       PO   VE   1         TRUCK TRACTOR, 1984, FORD, S/N ENDS WITH 4045 (NOT PHYSICALLY INSPECTED)                  1,200.00
                              #77

192       PO   VE   1         HOIST TRUCK, 1974 MACK, S/N ENDS WITH 5780 (NOT PHYSICALLY INSPECTED) #548                4,000.00

194       PO   VE   1         TRUCK TRACTOR, 1954, GMC, S/N ENDS WITH 2954 (NOT PHYSICALLY INSPECTED) #841                600.00

195       PO   VE   1         TRUCK TRACTOR, 1989, WHITE, S/N ENDS WITH 6231 (NOT PHYSICALLY INSPECTED) #58066         14,000.00

Total VE = VEHICLES                                                                                                   236,560.00
                                                                                                                      ----------
Total PO = PORTLAND, OR                                                                                               680,350
                              87 Volvo White at wet nut                                                                17,206
                              Prop truck & 3 boxes (79 GMC)                                                            15,000

                                                            Liquidation Value                                        $712,550

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